IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.)	CASE NO. 2:13-BK-16127 (MCW)
)	
)	**BUSINESS AND INDUSTRY**
)	**MONTHLY OPERATING REPORT**
)	
)	MONTH OF October 31, 2014
)	
)	DATE PETITION FILED: 9/16/2013
Debtor)	
)	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED 10/28/2014 TO BE FILED ______

DATE PLAN OF REORGANIZATION FILED 10/28/2014 TO BE FILED ______

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	11/21/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (MCW)

	BANK ACCOUNTS					
	Operating	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Innergy Operating	**Total**
	# 1311	# 4411	# 4424	# 4602	# 6103	
Balance at Beginning of Period	54,213.08	124,000.00	10,000.00	30,000.00	267,407.33	485,620.41
RECEIPTS						
Cash Sales						-
Accounts Receivable						-
Loans and Advances						-
Sale of Assets	-					-
Transfers from Other DIP Accounts	200,000.00					200,000.00
2012 Tax Refund	1,982.00					1,982.00
Refund of DMV Charges	485.00					485.00
Health Insurance Rebate	-					-
Other Income - Blink LLC, CCGI	-					-
						-
TOTAL RECEIPTS	202,467.00	-	-	-	-	202,467.00
DISBURSEMENTS						
Business - Ordinary Operations	52,810.79					52,810.79
Business - Labor Expenses	16,962.38					16,962.38
Capital Improvements						-
Pre-Petition Debt						-
Transfers to Other DIP Accounts	-					-
Other (attach list)						-
						-
						-
Reorganization Expenses:						-
Attorney Fees	117,981.40					117,981.40
Accountant Fees - Tax	-					-
Other Professional Fees	8,123.86					8,123.86
U. S. Trustee Quarterly Fee	5,525.00					5,525.00
Court Costs						-
						-
TOTAL DISBURSEMENTS	201,403.43	-	-	-	-	201,403.43
Balance at End of Month	55,276.65	124,000.00	10,000.00	30,000.00	267,407.33	486,683.98

*Information provided above should reconcile with bala

-

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	201,403.43
Less: Transfers to Other DIP Accounts	-
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	201,403.43

Case Number: 2:13-BK-16127 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total SInce Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	16,396.37	154,542.15	359,233.32
Selling & Marketing (attach detail)	-	-	-
General & Administrative (SCHED 3A)	(58,430.18)	550,958.22	1,747,667.33
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	(42,033.81)	705,500.37	2,106,900.65
Income Before Non-operating Income and Expense	42,033.81	(705,500.37)	(1,954,504.82)
OTHER INCOME & (EXPENSE)			
Other Income (SCHED 3B)	-	79,691.24	57,621.45
Other Expense (SCHED 3C)	-	-	8,940.23
Interest Expense	(1,093.75)	(10,937.50)	(85,243.83)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	(1,093.75)	68,753.74	(26,485.30)
Income Before Reorganization Expense	40,940.06	(636,746.63)	(1,980,990.12)
REORGANIZATION EXPENSES			
Professional Fees	205,161.12	1,357,224.72	3,367,438.21
U.S. Trustee Fees	2,058.34	28,058.33	29,683.33
Other - Impairment Loss	-	-	8,270,805.86
(Gain) / Loss on Sale of Assets	-	(47,674.34)	(47,674.34)
Other - Mexico Wind Down	-	45,412.50	88,175.50
Total Reorganization Expenses	207,219.46	1,383,021.21	11,708,428.56
Income Tax	-	-	-
NET PROFIT OR (LOSS)	(166,279.40)	(2,019,767.84)	(13,689,418.68)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
General and Administrative Expenses
October 31, 2014

	OPERATING EXPENSES General & Administrative (attach detail)	Current Month	Year to Date	Total SInce Filing
	Accounting Services (credit issued in April)	-	33,525.00	39,325.00
Note (1)	Business Insurance	(71,528.24)	239,471.86	380,595.76
	Dues & Subscriptions	-	3,175.20	6,098.85
	Investor Relations	-	-	-
	IP Licencing Agreement Fees	4,166.67	55,191.72	55,191.72
	Legal Fees	-	-	10,604.67
	License & Permits	-	311.19	689.19
	Marketing (including conferences, website maint & URL)	-	-	549.75
	Miscellaneous Expenses	1,353.47	31,851.29	62,541.65
	Office Expenses (supplies, postage)	-	2,002.94	6,132.34
	Parking	-	-	30.00
	Payroll Expenses	15,189.06	271,921.18	647,874.77
Note (2)	Payroll Expense - Workers Comp Insurance	(8,208.50)	32,521.12	(12,046.77)
	Equity Compensation	2,961.22	13,841.67	(5,667.11)
	Less: Officer Compensation	(16,396.37)	(154,542.15)	(352,965.53)
	Professional Fees (including equity based prof. fees)	12,495.13	13,693.14	913,567.69
	Property Taxes	1,306.35	5,235.64	7,132.25
	Public Relations	-	-	11,875.00
	Rent	-	-	23,776.27
	Tax Penalties & Interest	-	351.95	5,120.17
	Travel & Entertainement	-	-	1,194.56
	Utilities (water, electric, internet, phone)	231.03	2,406.47	8,955.18
	Allocate Marketing costs to subsidiary	-	-	(25,174.12)
	Allocate IT costs to subsidiary	-	-	(37,733.96)
		(58,430.18)	550,958.22	1,747,667.33

Note (1) Returned Premium on Commercial Package Policy for 3/1/13-3/1/14 total $105,776

Note (2) Returned Premium on Workers Compensation Policy 2013 total $8,291

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Income
October 31, 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Income (attach list)			
Interest Income	-	237.24	275.04
Miscellaneous Income (Blink/CCGI)	-	75,000.00	75,000.00
Collection of Pre-Petition Phone Credit	-	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
	-	79,691.24	57,621.45

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Other Expense
October 31, 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending October 2014
Case Number: 2:13-BK-16127 (MCW)

	October 2014 Current Period	September 2014 Current Period
Current assets:		
Unrestricted Cash	322,684	321,620
Restricted Cash	164,000	164,000
Receivables, net	180,861	51,038
Note Receivable	35,000	35,000
Taxes Receivable	11,449	13,431
Receivables - Other	-	-
Inventory	-	-
Prepaid & other assets	414,593	405,173
Assets Held for Sale	187,500	187,500
Total current assets	1,316,087	1,177,763
Other assets:		
Intercompany Receivable (SCHED 4A)	90,087,988	90,087,477
Investment in Innergy	-	-
Investment in Collaboratev	-	-
Total other assets	90,087,988	90,087,477
Total assets	91,404,075	91,265,240
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	311,870	306,751
Accrued Taxes	-	-
Accrued Payroll	3,630	1,444
Accrued Legal	206,035	98,893
Intercompany Payable (SCHED 4A)	4,756,437	4,556,437
Accrued liabilities (SCHED 4B)	91,589	102,282
Total post-petition liabilities	5,369,561	5,065,807
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (SCHED 4A)	719,929	719,929
Other (SCHED 4C)	1,058,379	1,059,980
Total Pre-Petition Liabilities	6,965,809	6,967,410
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	0
Total Pre-Petition Equity	92,761,316	92,761,316
	-	-
Post-Petition Cumulative Profit(Loss)	(13,689,419)	(13,523,139)
Direct Changes to Equity (Employee Stock & Option Vesting)	(9,317)	(12,279)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	6,125
Total equity	79,068,704.87	79,232,023.05
Total liabilities & equity	91,404,075	91,265,240

2:13-BK-16127 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(4,594,049.23)	(4,394,049.23)
Due To Ecotality Stores, Inc.	(151,494.10)	(151,494.10)
Due to Portable Energy de Mexico, SA.DEC.V	(10,893.94)	(10,893.94)
Total Post Petition Payable	(4,756,437.27)	(4,556,437.27)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,206,300.84	86,206,089.09
Due From Ecotality Stores, Inc.	3,846,586.72	3,846,287.72
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due From Portable Energy de Mexico, SA.DEC.V	19,683.93	19,683.93
Total Pre and Post Petition Receviable	90,087,987.87	90,087,477.12

Total Inter Company Receivables / (Payables)	**Current Period**	**Prior Period**
Due From Electric Transportation Engineering Corp	81,612,251.61	81,812,039.86
Due From Ecotality Stores, Inc.	3,695,092.62	3,694,793.62
Due From Ecotality Asia Pacific Limited	15,416.38	15,416.38
Due To Portable Energy de Mexico, SA.DEC.V	(711,139.50)	(711,139.50)
TOTAL Inter Company	84,611,621.11	84,811,110.36

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Post-Petition Accrued Liabilities

October 31, 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	10,937.50	9,843.75
Accrued Professional Fees	16,448.00	28,363.80
Misc. Accrual	64,203.95	64,074.86
	91,589.45	102,282.41

Ecotality, Inc.

Case Number: 2:13-BK-16127 (MCW)

Pre-Petition Liabilities

October 31, 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	651,106.45
Accrued Payroll	71,250.61	72,851.57
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals		
	1,058,379.47	1,059,980.43

Case Number: 2:13-BK-16127 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable & Notes Rec	215,861.25	149,658.03	-	66,203.22
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	215,861.25	149,658.03	-	66,203.22

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable * (SCHED 6A)	311,869.56	117,261.60	27,723.44	19,826.68	147,057.84
Taxes Payable	-				
Notes Payable	-				-
Professional & Legal Fees Payable	222,483.20	222,483.20	-	-	-
Secured Debt	-				
Other (SCHED 6B)	4,835,208.54	116,844.14	5,260.42	105,260.42	4,607,843.56
Total Post-Petition Liabilities	5,369,561.30	456,588.94	32,983.86	125,087.10	4,754,901.40

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Gross Payroll	-	85,605.47
Hind Ravi Brar	Expense Reimbursements		1,343.00
Murray Jones	Gross Payroll	-	32,385.57
Murray Jones	Expense Reimbursements		193.03
Susie Herrmann	Gross Payroll	17,788.50	206,151.92
Susie Herrmann	Expense Reimbursements	342.85	2,766.25
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		18,131.35	334,716.07

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	-	25,537.20
Burns Barton, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	1,342.50
McGladrey, LLP	9/30/2013	Up to $20K per month or $120K ttl	-	39,500.00
Kurtzman Carson Consultants, LLC	9/19/2013	NA	4,640.01	170,545.41
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	-	19,705.83
Armando Moreno Ibarra	9/30/2013	Up to $90K - Liquidator for Mexico covered under MX Wind down motion	-	32,575.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	-	22,865.00
Evers Robinson Ltd	9/30/2013	Up to $20K per month or $120K ttl	-	10,000.00
Total Payments to Professionals			4,640.01	329,998.94

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Accounts Payable - Post Petition
October 31, 2014

	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	0.00	0.00	0.00	562.50	562.50
Akin Gump Strauss Hauer & Feld LLP	78,621.23	20,568.70	11,432.70	66,013.60	176,636.23
Antenna Group LLC	0.00	0.00	0.00	15,000.00	15,000.00
Aprea & Micheli, Inc.	0.00	0.00	0.00	3,125.00	3,125.00
Arrowhead	0.00	0.00	0.00	30.00	30.00
Arrowhead	0.00	0.00	0.00	98.26	98.26
Benesch Friendlander Coplan & Aronoff LLP	0.00	0.00	0.00	638.00	638.00
Bryan Cave LLP	0.00	0.00	0.00	7,011.40	7,011.40
Canon Financial Service, Inc.	0.00	0.00	0.00	294.85	294.85
City of San Diego	0.00	0.00	0.00	61.19	61.19
Corporate Stock Transfer	0.00	0.00	0.00	336.01	336.01
Cox Business	0.00	0.00	0.00	1,347.34	1,347.34
Deleware Secretary of State	0.00	0.00	0.00	250.00	250.00
Dickinson Wright PLLC	791.00	2,813.70	937.90	1,593.30	6,135.90
Digital - The Fruth Group	0.00	0.00	0.00	190.77	190.77
Digital -The Fruth Group	0.00	0.00	0.00	970.74	970.74
Evers Robinson Ltd	4,025.00	0.00	0.00	0.00	4,025.00
Farella Braun & Martel LLP	0.00	0.00	0.00	8,661.11	8,661.11
Fedex	0.00	0.00	0.00	37.33	37.33
Intuit	100.24	0.00	0.00	0.00	100.24
Kurtzman Carson Consultants LLC	28,363.80	0.00	0.00	0.00	28,363.80
M2M One	0.00	0.00	0.00	1,210.00	1,210.00
McGladrey, LLP	0.00	0.00	0.00	500.00	500.00
Merrill Communications	0.00	0.00	0.00	3,623.18	3,623.18
MR Copy (CCV Payments)	0.00	0.00	0.00	63.94	63.94
MT Data	0.00	0.00	0.00	577.50	577.50
Nair & Co	2,356.13	657.74	311.38	-3,054.33	270.92
NASDAQ OMX	0.00	0.00	0.00	4,375.00	4,375.00
Oregon Dept. of Revenue -	0.00	0.00	0.00	237.37	237.37
Over The Wire	0.00	0.00	0.00	437.25	437.25
Parker Schwartz, PLLC	3,004.20	3,683.30	7,144.70	9,552.80	23,385.00
Pioneer Title Agency	0.00	0.00	0.00	4,375.00	4,375.00
Pitney Bowes Global Financial Services	0.00	0.00	0.00	277.27	277.27
San Diego Gas & Electric	0.00	0.00	0.00	401.60	401.60
Sanyo Customs Brokerage, Inc.	0.00	0.00	0.00	140.00	140.00
ScreenSpaces, Inc.	0.00	0.00	0.00	549.75	549.75
TPG The Piacent Group, Inc.	0.00	0.00	0.00	15,750.00	15,750.00
Travelers	0.00	0.00	0.00	1,000.00	1,000.00
Underwriters Laboratories, Inc.	0.00	0.00	0.00	505.00	505.00
UPS Supply Chain Solutions, Inc.	0.00	0.00	0.00	28.04	28.04
Xerox	0.00	0.00	0.00	287.07	287.07
TOTAL	**117,261.60**	**27,723.44**	**19,826.68**	**147,057.84**	**311,869.56**

Ecotality, Inc.
Case Number: 2:13-BK-16127 (MCW)
Post-Petition Liabilities
October 31, 2014

POST-PETITION LIABILITIES	Current Period	Prior Period
Accrued Payroll	3,629.82	1,443.72
Accrued Interest	10,937.50	9,843.75
Intercompany Payable	4,756,437.27	4,556,437.27
Misc. Accrual	64,203.95	64,074.86
	4,835,208.54	4,631,799.60

Case Number: 2:13-BK-16127 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 3 (1 full time, 2 part time hourly on as needed basis)

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Burlington Insurance Company #HMP0003160	Commercial Property	09/11/14-09/11/15	Up front total prem $3,994
Kinsale Insurance Company #01000231270	Commercial General Liability	09/11/14-09/11/15	Up front total prem $929
Liberty Mutual Group - DO4N717527005	D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	orig 10/11/13 - 10/11/14 extended to 1/11/2015	Orig Annual/$195,000, Extension $48,750
Berkley Insurance Co. - 11141191	Excess D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: October 31, 2014

Account # 1311

Bank Name Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
10/02/2014	Intuit	Check Stock	100.24
10/14/2014	Akin Gump Strauss Hauer & Feld LLP	Bankruptcy Counsel	82,274.80
10/14/2014	ADP	Payroll Tax	2,168.11
10/15/2014	Bank of America	Acct Analysis Fees	1,572.89
10/21/2014	ADP	Payroll Tax	1,084.05
10/24/2014	ADP	Payroll Processing Fee	166.78
10/27/2014	RDG Filings	SEC Filing Fee	720.00
10/28/2014	ADP	Payroll Tax	1,084.06
10/30/2014	Lockton Insurance Brokers, LLC	Extension of D&O insurance premium	48,750.00
		Total Cash/Electronic Disbursements	137,920.93

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7479	10/02/2014	Dickinson Wright PLLC	Creditor Committee Counsel	11,254.80
7481	10/02/2014	Susie Herrmann	PPE 09/22-09/28/14	2,525.23
7482	10/14/2014	City of Scottsdale-Post petition	Utility	31.03
7483	10/14/2014	Kurtzman Carson Consultants LLC	Bankruptcy Consulting	8,123.86
7484	10/14/2014	Susie Herrmann	Employee Expense Reimbursement	342.85
7485	10/14/2014	Tennessee Department of Revenue	2013 Franchise Tax Ecotality Stores 2013	233.00
7486	10/15/2014	Susie Herrmann	PPE 09/29-10/05/14	2,525.23
7487	10/15/2014	Susie Herrmann	PPE 10/06-10/12/14	2,525.23
7488	10/16/2014	Jennings,Strouss & Salmon, PLC	Creditor Committee Counsel	9,271.00
7489	10/24/2014	Susie Herrmann	PPE 10/13/14-10/19/14	2,525.24
7490	10/29/2014	U.S. Trustee Payment Center	Q3 Trustee Fees	325.00
7491	10/29/2014	U.S. Trustee Payment Center	Q3 Trustee Fees	325.00
7492	10/29/2014	U.S. Trustee Payment Center	Q3 Trustee Fees	4,875.00
7493	10/29/2014	Susie Herrmann	PPE 10/20/14-10/26/14	2,525.23
7494	10/30/2014	Arizona Corporation Commission	Update Annual Report for Ecotality in AZ	99.00
7495	10/31/2014	Chris McCauley	Handyman Service - Scottsdale Property	295.00
7496	10/31/2014	Dickinson Wright PLLC	Creditor Committee Counsel	3,164.00
7497	10/31/2014	Parker Schwartz, PLLC	June Professional Fees	12,016.80
7498	10/31/2014	Phoenix Tree & Landscape	Landscaping Mtce Scottsdale Property	500.00
Total checks listed on this page				63,482.50
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	201,403.43

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: October 31, 2014
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-